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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

Southwest Bancorporation of Texas, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

      Payment of Filing Fee (Check the appropriate box):

☒ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1) Title of each class of securities to which transaction applies:

2) Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4) Proposed maximum aggregate value of transaction:

5) Total fee paid:

☐ Fee paid previously with preliminary materials.

☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:

2) Form, Schedule or Registration Statement No.:

3) Filing Party:

4) Date Filed:

SEC 1913 (11-01)	Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

EXPLANATORY NOTE:

This revised proxy statement is being filed solely to correct a typographical error in the Proxy Card. The Annual Meeting of Shareholders will be held on May 4, 2005. There have been no other changes to the Proxy Card.

Please Mark Here for Address Change or	☐
Comments
SEE REVERSE SIDE

The Board of Directors recommends a vote FOR the listed nominees.

1. Election of Directors

Nominees:	FOR	WITHHELD
FOR ALL
01 Carin M. Barth
02 Paul W. Hobby 03 John W. Johnson 04 Walter E. Johnson	☐	☐
05 Wilhelmina E. Robertson
06 Scott J. McLean
Withheld for the nominees you list below. Write that
nominee’s name in the space provided below.

The Board of Directors recommends a vote FOR the following proposals.		FOR	AGAINST	ABSTAIN
2.	Proposal to approve the amendment to the Company’s Articles of Incorporation to change the name of the Company to Amegy Bancorporation, Inc.	☐	☐	☐
		FOR	AGAINST	ABSTAIN
3.	Proposal to approve the amendment to the Company’s Articles of Incorporation to increase the aggregate number of authorized shares of Common Stock of the Company from 150,000,000 to 300,000,000.	☐	☐	☐
		FOR	AGAINST	ABSTAIN
4.	Proposal to ratify the selection of PricewaterhouseCoopers LLP as the Company’s independent auditors for the year ending December 31, 2005.	☐	☐	☐

5.	In their discretion, to vote upon any other business that may properly come before the meeting.

Signature	Signature	Date
NOTE: Joint owners must each sign. Please sign your name exactly as it appears on your stock certificate. When signing as attorney, executor, administrator, trustee or guardian, please give full title. If held by a corporation, please sign in the full corporate name by the president or other authorized officer.

▲ FOLD AND DETACH HERE ▲

Vote by Internet or Telephone or Mail

24 Hours a Day, 7 Days a Week

Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to annual meeting day.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

Internet		Telephone		Mail
http://www.proxyvoting.com/abnk		1-866-540-5760		Mark, sign and date
Use the internet to vote your proxy.		Use any touch-tone telephone to		your proxy card and
Have your proxy card in hand when	OR	vote your proxy. Have your proxy	OR	return it in the
you access the web site.		card in hand when you call.		enclosed postage-paid
envelope.

If you vote your proxy by Internet or by telephone,
you do NOT need to mail back your proxy card.

SOUTHWEST BANCORPORATION OF TEXAS, INC.
Proxy for 2005 Annual Meeting of Shareholders
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF

Southwest Bancorporation of Texas, Inc.

      The undersigned hereby appoints Walter E. Johnson, John W. Johnson and Paul B. Murphy, Jr., and each of them, with or without the others, with, full power of substitution, to vote all shares of stock that the undersigned is entitled to vote at the 2005 Annual Meeting of Shareholders of Amegy Bancorporation, Inc. (the “Company”), to be held at the Company’s Boardroom, 4400 Post Oak Parkway, Houston, Texas, on May 4, 2005, at 2:00 p.m. (Houston time) and all adjournments and postponements thereof as indicated on the reverse.

      This Proxy will be voted as you specify on the reverse. If no specification is made, the Proxy will be voted with respect to item (1) FOR the nominees listed, with respect to item (2) FOR the proposal to approve the amendment to the Company’s Articles of incorporation to change the name of the Company to Amegy Bancorporation, Inc., with respect to item (3) FOR the proposal to approve the amendment to the Company’s Articles of incorporation to increase the aggregate number of authorized shares of Common Stock of the Company from 150,000,000 to 300,000,000, and with respect to item (4) FOR the proposal to ratify the selection of PricewaterhouseCoopers LLP as the Company’s independent auditors for the year ending December 31, 2005. The undersigned hereby acknowledges receipt of the Notice of the 2004 Annual Meeting and related proxy statement and the Company’s 2004 Annual Report to the Shareholders.

(Continued and to be marked, dated and signed, on the other side)

Address Change/Comments (Mark the corresponding box on the reverse side)

▲ FOLD AND DETACH HERE ▲